Requested By:
Commonwealth Land Title Company


When Recorded Mail To:
Commonwealth Land Title Company
525 Market Street, 15th Floor
San Francisco, California 94105
Attn: Foreclosure Department

                    Space Above This Line For
           ------------ Recorder's Use-----------------

         Trustee's Sale Number: 74829/C APN 4319-002-057


                    NOTICE OF TRUSTEE'S SALE

YOU ARE IN DEFAULT UNDER A DEED OF TRUST DATED OCTOBER 7, 1985.
UNLESS YOU TAKE ACTION TO PROTECT YOUR PROPERTY, IT MAY BE SOLD
AT A PUBLIC SALE. IF YOU NEED AN EXPLANATION OF THE NATURE OF THE
PROCEEDING AGAINST YOU, YOU SHOULD CONTACT A LAWYER.

On May 30, 1995, at 11:00 am, a trustee's sale has been scheduled pursuant to the power of sale granted in that certain Deed of Trust Assignment of Rents and Security Agreernent as amended and supplemented (together with any modifications thereto, the "Deed of Trust"), dated October 7, 1985, executed by JMB Income Properties, Ltd. - Vl, an Illinois limited partnership, as trustor ("Trustor"), to secure obligations in favor of Aetna Life Insurance Company, a Connecticut corporation as beneficiary, recorded October 8, 1985, as Instrument Number 85 1 176328 of Official Records in the office of the County Recorder of Los Angeles County, California, and that

The trustee under the Deed of Trust (the "Trustee"), will under and pursuant to said Deed of Trust sell, at public auction for cash (payable at the time of sale in lawful money of the United States) to the highest bidder, in an "as-is" condition, AT THE FRONT ENTRANCE TO THE LOS ANGELES CENTRAL COURTHOUSE, 111 NORTH HILL STREET, LOS ANGELES, CALIFORNIA, all right, title and interest conveyed to and now held by it under said Deed of Trust in the property situated in said County and State.

A description of the property being sold at this trustee's sale is attached hereto, and is made a part hereof by this reference, as Exhibits "A" and "B".



In addition to cash, the Trustee will accept a cashier's check drawn on a state or national bank, a check drawn by a state or federal credit union or a check drawn by a state or federal savings and loan association, savings association or savings bank specified in Section 5102 of the California Financial Code and authorized to do business in California, or such other forms of immediately available funds which shall be approved by the Trustee prior to the conduct of the trustee's sale. In the event tender other than cash is accepted, the Trustee may withhold the issuance of the Trustee's Deed Upon Sale until funds become available to the payee or endorsee as a matter of right.


The street address or other common designation, if any, of the real property described above is purported to be;

10100 SANTA MONICA BOULEVARD, LOS ANGELES, CALIFORNIA

The Trustee disclaims any liability for any incorrectness of the street address and other common designation, if any, shown herein.

The name and address of the Beneficiary (or Beneficiary's counsel or agent) at whose request the sale is being conducted is:

                  AETNA LIFE INSURANCE COMPANY
                   C/O GIBSON, DUNN & CRUTCHER
                     ATTN: DENNIS B. ARNOLD
                     333 SOUTH GRAND AVENUE
                  LOS ANGELES, CALIFORNIA 90071
                          213-229-7000

Directions to the property may be obtained pursuant to a written request submitted to the Beneficiary within ten (10) days from the first publication of this notice.

Said sale will be made, but without covenant or warranty, express or implied, regarding title possession or encumbrances, to pay the remaining unpaid balance of the obligations secured by said Deed of Trust, with interest thereon, together with fees and costs incurred, as provided in the instruments evidencing the obligations secured by said Deed of Trust, advances under the terms of said Deed of Trust, fees, charges and expenses of the Trustee and of the trust created by said Deed of Trust. The total amount of the unpaid balance of the obligations secured by the property to be sold and reasonable estimated costs, expenses and advances at the time of the initial publication of this Notice of Trustee's Sale is estimated to be $108,977,684.09, provided, however, Beneficiary's bid at said sale may include all or part of said amount. Accrued interest and advances will increase this figure prior to sale.
Beneficiary has elected and hereby elects to conduct a unified foreclosure sale pursuant to the provisions of California Commercial Code Section 9501(4)(a)(ii) and to include in the nonjudicial foreclosure of the estate described in this Notice of Trustee's Sale all of the personal property and fixtures described in the Deed of Trust in favor of Beneficiary. Beneficiary reserves the right to revoke its election as to some or all of said personal property and/or fixtures, or to add additional personal property and/or fixtures to the election herein expressed, at Beneficiary's sole election, from time to time and at any time until the consummation of the trustee's sale to be conducted pursuant to the Deed of Trust and this notice of Trustee's Sale, and that The beneficiary under said Deed of Trust heretofore executed and delivered to the undersigned a written Declaration of Default and Election to Sell. The undersigned caused a Notice of Default and Election to Sell Under Deed of Trust to be recorded in the county where the real property is located.
Capitalized terms not defined in this instrument shall have the same meanings as those set forth in the Deed of Trust.

Date: Mav 4. 1995

                 COMMONWEALTH LAND TITLE COMPANY
                    Trustee or Trusteed agent
                  525 Market Street. 15th Floor
                     San Francisco, CA 94105
                         (415) 495-2500
By:
ELLA M. CASTILLO, Authorized Signature
Publish:    May 9, 1995
       May 16, 1995
       May 23, 1995

                           Exhibit "A"
                            TS# 74829

Parcel 1:

Parcel A, in the City of Los Angelcs, County of Los Angeles,
State of Califomia, as shown on Parcel Map L.A. No. 3247 filed in Book 69 Pages 93 and 94 of Parcel Maps, in the office of the County Recorder of said County.

Except therefrom all oil, gas, minerals and other hydrocarbon substances lying below a depth of 500 feet from the surface of said property, but with no right of surface entry, as reserved in deed recorded in Book D 1190 Page 104, Official Records.

Easements appurtenant to above Panel A as follows:

Parcel 1-A:

An easement for ingress and egress over that portion of Lot 5, Tract .No 30364, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 803 Pages 63 and 64 inclusive of Maps, in the office of the County Recorder of said County, together with that portion of Parcel B of Parcel Map L.A. No.3247 in said City, County and State as per map fi1ed in Book 69 Pages 93 and 94 of Parcel Maps, in the office of said County recorder described as follows:

Beginning at the Southwesterly terminus of that certain curved portion of the Southeasterly line of said Lot 5 shown on map of said Tract No. 30364, as having a radius of 1,043.00 feet and an are distance of 48.23 feet; thence Northeasterly along said curve through a central angle of 1 degree 00' 05" an arc distance of
18.23 feet to a point, a radial line to said point bears North
46 degrees 01' 12" Wcst said point being the true point of beginning; thence leaving said Southeasterly line, North 45 degrees 15' 44" West
69.00 feet; thence North 59 degrees 03' 20" West 180.12 feet to the beginning of a tangent curve concave Southwesterly having a radius of 350.00 feet: thence Northwesterly along said curve through a central angle of 20 degrees 58' 41" an arc distance of 128.15 feet to the beginning of a compound curve concave Southerly and having a radius of 123.00 feet, a radial line of said curve
Bears North 9 degrees 57' 59" East; thence Westerly along said curve through a central anglc of 16 degrees 51' 38' an arc distance of 36.20 feet to a point in the Northwesterly line of said Lot 5; thence Northeasterly along said Northwesterly line, North 50 degrees 28' 43" East 106.43 feet, thence North 39 degrees 31' 17" West 62.65 feet to the Southeasterly line of Parcel A of said Parcel Map L.A. No.
3247; thence along said line North 5028' 43" East 30.00 feet;
thence South 39 degrees 31' 17" East 62.65 feet to a tangent curve concave Westerly having a radius of 67.00 feet; thence
Southerly along said curve through a central angle of 63 degrees 55' 22" an arc distance of 74.75 feet to the beginning of a reverse curve concave Easterly and having, radius of 10.00 feet, a radial line to said curve bears North 65 degrees 35'55" West; thence Southerly along said curve trough a central of 89 degrees 21' 28" an arc distance of 15.60 feet to the beginning of a reverse curve concave Southwesterly having a radius of 500.00 feet. a radial 1ine to said curve bears North
25 degrees 02' 37" East; thence Southeasterly along said curve through a central angle of 5 degrees 54 03 an arc distance of 51.49 feet; thence tangent to said curve South 59 degrees 03' 20" East 184.70 feet; thence South 50 degrees 58' 07" East 61.80 feet to a point in the Northeasterly line of said Lot 5; thence along said
Northeasterly line of South 39 degrees 29' 03" East 13.80 feet to the most Easterly corner of said Lot 5; thence Southwesterly along that certain curved portion of the Southeasterly line of said
Lot 5, shown on said Map of Tract No. 30364, as being concave Southeasterly and having a radius of l,043.00 feet, through a central angle of 1 degree 38' 54" an arc distance of 30.00 feet to the true point of beginning.

Excepting therefrom that portion of said land described in Exhibit "R-3" attached to the release agreement recorded March
5, 1982 as Instrument No.82-241249, in the office of the County
Recorder of said County.

Parcel 1-B:

That portion of Lot 5 of Tract No. 30364, in the City of Los Angeles, County of Los Angeles, State of California, as per map filed in Book 803, Pages 63 and 64 of Maps, in the office of the County Recorder of said County Recorder lying Southwesterly of Southeasterly prolongation of that certain course in the Southwesterly boundary of Parcel B of Parcel Map L.A. No. 3247 in said City, County and State as per map filed ln Book 69, Pages 93 and 94 of Parcel Maps, in the office of the County
Recorder shown as the Map of said Parcel Map L.A. No. 3247 as having a bearing and length of "North" 39 degrees 31' 17 West 313.58 feet", except therefrom that portion lying Southwesterly of a line parallel to and distant 12.50 feet Southwesterly measured at right angles, from said Southeasterly prolongation, also except therefrom that portion lying Northeasterly of the following described line:

Beginning at the Southwesterly terminus of that certain curved portion of the Southeasterly line of said Lot 5, shown on Map of said Trace 30364 as having a radius of 1,043.00 feet and an are distance of 48.23 feet; thence Northeasterly along said curve through a central angle of 1 degree 00' 05" an arc distance of 18.23 feet to a point, a radial line to said point bears North 46 degrees 01' 12" feet West, said point being the true point of beginning:
thence leaving said Southeasterly line, North 45 15' 44" West
69.00 feet; thence North 59 degrees 03' 20" West 180.12 feet to the beginning of a tangent curve concave Southwesterly having a radius of 350.00 feet thence Northwesterly along said curve through a central angle of 20 degrees 58' 41" an arc distance of
128.15 feet to the beginning of a compound curve concave
Southerly and having a radius of 123.00 feet, a radial line to said curve bears North 9 degrees 57' 59" East; thence Westerly along said curve through a central angle of 16 degrees 51 38" an arc distance of 36.20 feet to a point in the Northwesterly line of said Lot
5, said land is shown as Exhibit "A-3" in an amendment to covenant and agreement recorded March 5 1982 as Instrument
No. 82-241250, in the office of the County Recorder of said
County.

Parcel 2:

An easement for ingress and egress and over that portion of Parcel B of Parcel Map L.A. No 3247, in the City of Los Angeles, County of Los Angeles, State of California, as per map filed in Book 69, Pages 93 and 94 of Maps, in the office of the County Recorder of said Country described as follows:

beginning at the intersection of that certain course in the Southwesterly line of said Parcel B, as shown on Map of said
Parcel Map LA No. 3247, as having a bearing, and length of "North 39 degrees 31' 17" West 313.58 feet' with the Southeasterly line of that certain 30.00 foot wide easement described as Exhibit
"B" covenant recorded as document No. 4345 on August 31, 1976 in Book M-5449 Page 840, Official Records in the office of said
County Recorder; thence along said Southeasterly line, North 50 degrees 28' 43" East 40.00 feet to the point of cusp of a tangent curve concave Easterly having a radius of 25.00 feet, said curve being tangent at its point of ending to a line parallel with and distance 15.00 feet Northeasterly measured at right angles from said certain course in the Southwesterly line of Parcel B:
thence Southerly along said curve through a central angle 90 degrees 00' 00" an arc distance of 39.27 feet to said parallel line;
thence along said parallel line South 39 degrees 31' 17" East 258.58 feet to the beginning of a tangent curve concave Westerly having a radius of 30.00 feet; thence Southerly along said curve through a central angle of 69 degrees 09' 20 an arc distance of 36.21 feet to the beginning of a reverse curve concave Easterly having a radius of 30.00 feet, said curve being tangent at its point of ending to that course in the Northeasterly line of that certain easement described as Exhibit "A" in said above mentioned covenants; thence Westerly along said curve, through a central angle of 69 degrees 09' 20" an arc distance of 36.21 feet to said Northeasterly line; thence along said line North 39 degrees 31' 17" West 56.07 feet to the Southeasterly line of Parcel Map L.A. No.
3247, thence along said Southeasterly line North 50 degrees 28' 43" East 23.65 feet to said certain course in the Southeasterly line of said Parcel B; thence along said certain course, North 39 degrees 31' 17" West 283.58 feet to the point of beginning.

Parcel 3:

An easement for storm drain purposes over that portion of Parcel B of Parcel Map L.A. No. 3247, in the City of Los Angeles, County of Los Angeles, State of California, as per map filed in Book 69 Page 93 and 94 of Parcel Maps, in the office of the County Recorder of said County, described as follows:

Beginning at the Southwesterly terminus of that certain course in the Northwesterly line of said Parcel B, shown on Map of said Parcel Map L.A. No. 3247, as having a bearing and length of North 50 degrees 28' 43 "East 94.70 feet"; thence along said course North 50 degrees 28' 43" East 55.70 feet to the Northwesterly terminus of the Southwesterly line of the 17.00 foot and variable width easement to Central Plants Inc., recorded on March 10, 1972, as Instrument No. 4407 in Book D-5387 Page 29, Official Records in the Office of the County Recorder; thence along said
Southwesterly line, South 39 degrees 29' 03" East 16.94 feet to the Southeasterly terminus of said Southwesterly line; thence South
50 degrees 28' 43" West 55.69 feet to that certain course in the Southwesterly line of said parcel B, shown on said Map as having bearing and length of "North 39 degrees 31' 17" West 313,58 feet"; thence along said course North 39 degrees 31' 17" West 16.94 feet to the point of beginning.

Parcel 4:

An easement for service roadways over that portion of Parcel A, Parcel Map L.A. No. 1852, in the City of Los Angeles, County of Los Angeles, State of California, as per map recorded in Book 23 Page 15 of Parcel Maps, in the office of the County Recorder of said County, described as follows:

Beginning the Southwesterly terminus of that certain course in the Northwesterly line of Lot 2, Tract No. 26196, as per map recorded in Book 684 Page 78 to 86 inclusive of Maps, in the office of the County Recorder of said County, having a length of
844.98 feet; thence along said Northwesterly line North 50 degrees 28' 43"East a distance of 283.16 feet to the most Northerly corner of Parcel B said Parcel Map L.A. No. 1852; thence along the
Northeasterly line of said Parcel B South 39 degrees 31' 17" East
356.50 feet to the true point of beginning and the most Easterly corner of said Parcel "B"; thence continuing along the Southeasterly prolongation of the Northeasterly line of said
Parcel B, South 39 degrees 31' 17" East 330.83 feet; thence North 50 degrees 28'43" East 23.6 feet; thence North 39 degrees 31'17" West 330,83 feet; thence South 50 degrees 28'43" West 23.6 feet to the true point of beginning, said land lying between a horizontal plane of 259.63 feet and horizontal plane of 274.63 feet.

All elevations are based on USC & GS Datum, effective July 1,
1925 by Ordinance No.52,222 of City of Los Angeles, California.


Parcel 5:

An easement for ingress and egress. over that portion of Parcel
"B" of Parcel Map L.A. No. 3247, in the City and County of Los Angeles, State of Califomia as per map filed in Book 69 Pages 93 and 94 of Parcel Maps, in the office of County Recorder of said County, described as follows.

Beginning at the Southwesterly terminus of that certain course in the general Northwesterly line of said Parcel "B" shown on said Parcel Map as having a bearing and length of North 50 degrees 28' 43" 43 East 94.70 feet; thence along said course North 50 28 43
East 94.70 feet to the Northeasterly terminus thereof: in direct line to the most Northerly corner of said Parcel "B";
North 50 degrees 26' 58" East 182.02 feet; thence along the Northeasterly line of said Parcel "B" South 35 degrees 46' 43"East
30.07 feet to a line parallel with and distant Southeasterly
30.00 feet measured at angles from the above mentioned course having a length of 182.02 feet thence along said parallel line
South 50 degrees 26' 58" West 180.05 feet to a line parallel with and distant Southeasterly 30.00 feet measured at right angles from the above mentioned course having a length of 94.70 feet;thence along said parallel line South 50 degrees 28' 43" West 94.71 feet to that certain course in the general Northeasterly line of Parcel
A of said Parcel Map L.A. No. 3247 shown on said Map as having a bearing and length of North 39 degrees 31' 17" West 313.58 feet; thence along said course, North 39 degrees 31' 174 West 30.00 feet to the point of beginning.


Parcel 6:

An easement for a mechanical tunnel over those portions of Lots 2 and 3, Tract No. 30364, in in the City and County of Los Angeles, State of California, as per map recorded in Book 803 Pages 63 and 64 of Maps, in the office of the County Recorder of said County, described as follows:

(A) Beginning at the most Northerly corner of said Lot 3; thence along the Northeasterly line of said Lot 3 South 35 degrees 46 43" East 0.38 feet; thence South 50 degrees 34' 11"West 182.00 feet to the most Easterly corner of Lot 1 of said Tract No. 30364; thence along the Southeasterly line of said Lot 1 South 50 degrees 28' 43" West 36.35 feet to the most Westerly comer of said Lot 3; thence along the Southwesternly line of said Lot 3 South 39 degrees 29' 03" East 16.94 feet; thence North 50 degrees 34' 11 East 217.25 feet to the Northeasterly line of said Lot 3; thence along the Northeasterly line of said Lot 3 North 35 degrees 29' 43" west 17.03 feet to the point of beginning.

(B) Beginning at the most Westerly corner of said Lot 3; thence along the Southeasterly line of Lot 1 of said Tract No. 30364
South 50 degrees 28' 43" West 3 85 feet; thence South 39 degrees 29' 03" East
16.94 feet; thence North 50 degrees 34' 11" East 3.85 feet to the
Southwesterly line of said Lot 3; thence along said
Southwesterly line North 39 degrees 29' 03 West 16.94 feet to the point of beginning.


Together with, all rents, issues, profits royalties, income and other benefits derived from the real property described in Exhibit "A" attached hereto (the "Property");

Together with the right, title and interest of Trustor, as lessor, in and to all leases covering the Property or any portion thereof now or hereafter existing or entered into, and all right, title and interest of Trustor thereunder, including, without limitation, all cash or security deposits, advance rentals and deposits or payments of similar nature;

Together with, all right, title and interest of Trustor in and to all options to purchase or lease the Property or any portion thereof or interest therein, and any greater estate in the Property owned or hereafter acquired;

Together with, all interest, estate or other claims, both in law and in equity, which Trustor now has or may hereafter acquire in the Property;

Together with, all easements, rights-of-way and rights used in connection therewith or as a means of access thereto, and all tenements, hereditaments and appurtenances thereof and thereto, and all water rights and shares of stock evidencing the same;

Together with, all right, title and interest of Trustor, now owned or hereafter acquired, in and to any land lying within the right-of-way of any street, open or proposed; adjoining the Property, and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection with the Property;

Together with, any and all buildings and improvements now or hereafter erected thereon, including, but not limited to, the fixtures, attachments, appliances, equipment, machinery and other articles attached to said buildings and improvements on the Property;

Together with, all right, title and interest of Trustor in and to all tangible personal property owned by Trustor and now or at any time hereafter located on or at the Property or used in connection therewith, including, but not limited to: all goods, machinery, tools, insurance proceeds, equipment (including fire sprinklers and alarm systems, office air conditioning, heating, refrigerating, electronic monitoring, entertainment, recreational, window or structural cleaning rigs, maintenance, exclusion of vermin or insects, removal of dust, refuse or garbage, and all other equipment of every kind), lobby and all other indoor and outdoor furniture (including tables, chairs, planters, desks, sofas, shelves, lockers and cabinets), wall beds, wall safes, furnishings, appliances (including ice boxes refrigerators, fans, heaters, stoves, water heaters and incinerators, inventory, rugs, carpets and other floor coverings, draperies and drapery rods and brackets, awnings, window shades, Venetian blinds, curtains, lamps, chandelier and other lighting fixtures and office maintenance and other supplies; and

Together with, all the estate, interest, right, title, other claim or demand, including claims or demands with respect to the proceeds of insurance in effect with respect thereto, which Trustor now has or may hereafter acquire in the Property, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof of the whole or any part of the Trust Estate, including without limitation any awards resulting from a change of grade of streets and awards for severance damages;

But excluding therefrom, in their entirety, the leasehold estate of each tenant arising under or created by any and all leases demising any portion of the Property, including, without limitation, each of the leases identified on Exhibit B-1 attached and incorporated herein by reference thereto, and all right, title, interest, claim and estate held by each of the tenants identified on said Exhibit B -A and or their respective successors, assigns and subtenants, but not including Trustor's right to receive rents therefrom and the Trustor's reversionary interest therein.

                           EXHIBIT B-1
                            TS #74829

          1. Lease dated January 7, 1971, executed by Crocker-
Citizens National Bank, a national banking association, as lessee.

          2. Lease dated August 22, 1994, executed by Radio &
Records, Inc., a California corporation, as tenant.

          3. Lease dated April 6, 1987, executed by National
Association of Television Program Executives (NATPE), a New York corporation, as tenant.

          4. Lease dated June 28, 1991, executed by Ginsburg,
Stephan, Oringher and Richman, a California professional corporation, as tenant.

          5. Lease dated July 1, 1986, executed by Ford and
Harrison, a Georgia partnership, as tenant

          6. Lease dated June 29, 1992, executed by George D.
Bjurman & Associates, a California corporation, as tenant.

          7. Lease dated November 26, 1986, executed by
Pachulski, Stang & Ziehl Professional Corporation, a California corporation, as tenant.

          8. Lease dated March 25, 1991, executed by Nigro,
Marlin Karlin & Segal, Certified Public Accountants, a
California general partnership, as tenant.

          9. Lease dated July 15, 1994, executed by Interactive
Cable Systems, a California corporation, as tenant.

          10. Lease dated August 25, 1994, executed by Engstrom,
Lipscomb & Lack, a professional corporation, as tenant.

          11. Lease dated September 25, 1984, executed by Sitmar
Cruises, Inc., a corporation, as tenant.


                           Page 1 of 6
          12. Lease dated August 1, 1993, executed by Princess
Cruises, Inc., a California corporation. as tenant


          13. Lease dated December 10, 1985, executed by Pilgrim
Group, Inc., a New Jersey corporation, as tenant.


          14. Lease dated August 15, 1984, executed by Loeb and
Loeb, a California general partnership as tenant.


          15. Lease dated March 28, 1991, executed by Loeb and
Loeb, a California general partnership, as tenant.


          16. Lease dated October 16, 1992, executed by Paradigm
Talent & Literary Agency, a California general partnership, as tenant.


          17. Lease dated March 29, l994, executed by RWR, Inc., a California corporation, as tenant.


          18. Lease dated March 30, 1990, executed by Custom
Clothier, Inc., a  California corporation, as tenant.


          19. Lease dated September 18, 1990, executed by
Beverly Hills Copy Center Investments, a California corporation, as tenant.


          20. Lease dated June 20, 1990, executed by Boosun Lee and Seong Won Kim, as tenant.


          21. Lease dated October 5, 983, executed by Britannia
Studios, Inc., a California Corporation. as tenant

          22. Lease dated August 16, 1993, executed by Bond
Financial Group, a California general partnership, as tenant.

          23. Lease dated April 13, 1993, executed by Robert
Gore Rifkind Foundation, a California charitable corporation, as tenant.

          24. Lease dated May 8, 1989, executed by Mexican
Government Tourism Office/Mexico Ministry of Tourism, as tenant

          25. Lease dated September 15, 1988, executed by David
A. Lapin, a Professional corporation. as tenant.


                           Page 2 of 6



       26. Lease dated November 1, 1994, executed by
Independent Media West, Inc., a Nevada corporation, as tenant.


          27. Lease dated July 21, 1986, executed by Klaiman
Bush & Associates, an Accountancy corporation, as tenant.


          28. Lease dated July 27, 1987, executed by LACLA
Investment Company, a California partnership, as tenant.


       29. Lease dated October 29, 1993 executed by Carl
Tash, an individual, as tenant.


       30. Lease dated January 12, 1995, executed by Johnson
Controls World Services, Inc., a Florida corporation, as tenant.


                 31. Lease dated October 19, 1987, executed by Cheong & Denove, a Professional corporation as tenant.


       32. Lease dated June 5, 1987, executed by Collett and
Levy, a California partnership as tenant.


       33. Lease dated October 19, 1994, executed by George
Smith Partners, Inc., a California corporation, as tenant.


       34. Lease dated October 13, 1994, executed by Fidelity
Brokerage Services, Inc., a Massachusetts corporation, as tenant.


       35. Lease dated August 10, 1993, executed by First Team
Marketing, a California corporation, as tenant.


       36. Lease dated March 31, 1992, executed by Blaine &
Associates, a California corporation, as tenant.


       37. Lease dated May 18, 1994, executed by Michael H.
Silvers, a Law corporation, as tenant.


       38. Lease dated August 10, 1993, executed by The Mirisch
Agency, a California corporation, as tenant.


       39. Lease dated April 6, 1993, executed by Morinaga &
Co., Ltd., a Japanese corporation, as tenant.

                           page 3 of 6
          40. Lease dated Decemher 15, 1993, executed by Leopold
S. Wyler an individual, dba Wyler Associates, as tenant.


          41. Lease dated February 20, 1989, executed by Mehdi
Fakhar Moghadam, an individual, as tenant.


          42. Lease dated January 3, 1989, executed by Conrad N.
Hilton Foundation, a California corporation, as tenant.


          43. Lease dated August 8, 1989, executed by The
Washington Post Company, a Delaware corporation, as tenant.


          44. Lease dated August 17, 1989, executed by Harold
Margulies, an individual, as tenant.


          45. Lease dated June 28, 1993, executed by Camden A sset Management, a California limited partnership as tenant.


          46. Lease dated December 13, 1993, executed by
   Global Film Equity Corp., Inc., a New York corporation, as tenant.


          47. Lease dated June 25, 1990, executed by Arta
Diamond Corporation, a California corporation, as tenant.


         48. Lease dated July 30, 1987, executed by Ronald
A. Simms, an individual, as tenant.


         49. Lease dated December 7, 1994, executed by
Univest Companies, Inc., an Arizona corporation as tenant.


         50. Lease dated December 31, 1987, executed by Sid
M. Lockitch, an individual, as tenant.


         51. Lease dated March 23, 1897, executed by Hilton
Realty Investment, a sole proprietorship. as tenant.


         52. Lease dated June 1, 1987, executed by Howard J.
Saks, an individual, as tenant.


          53. Lease dated May 27, 1994, executed by Galco, Inc., a California corporation, as tenant.

                                    Page 4 of 6
          54. Lease dated April 9, l9B6, executed by Moskatel
Law Corporation, a California corporation and Glickfeld Jaffe, a California Professional corporation, as tenant.


          55. Lease dated December 16, 1991, executed by Charles
Reibel, Inc., CPA, a California corporation, as tenant.


          56. Lease dated October 1, 1993, executed by Richard
I. Fine and Associates, Professional corporation, as tenant.


          57. Lease dated May 15, 1992, executed by Herschel
Naghi, a married individual, as tenant.


          58. Lease dated March 2, 1992, executed by Milestone
Partners, Limited, a California corporation, as tenant.


          59. Lease dated July 20, 1987, executed by Epport &
Kaseff, a partnership including professional corporations, as tenant.


          60. Lease dated September 24, 1990, executed by Witco
Corporation, a Delaware corporation, as tenant.


          61. Lease dated May 7, 1993, executed by Talwood
Corporation, a California corporation, as tenant.


          62. Lease dated January 9, 1987, executed by James F.
Goldstein an individual. as tenant.


          63. Lease dated October 26, 1988, executed by James F.
Goldstein, an individual, as tenant.


          64. Lease dated December 29, 1994, executed by
Paramount National Media, a California corporation, as tenant.


          65. Lease dated April 23, 1986, executed by Hotel &
Restaurant Employees & Bartenders International Union, as tenant.


          66. Lease dated April 16, 1992, executed by Kelly
Hanna Capital Management, Inc., a California corporation, as tenant.


                                    Page 5 of 6

          67. Lease dated April 8, 1987, executed by Seven
Satellite Pty. Limited, as tenant.


          68. Lease dated January 25, 1994, executed by The
Cooper Agency, a California corporation, as tenant.


          69. Lease dated May 1, 1986, executed by Brown &
Brown, Inc., a California Professional corporation, as tenant.


          70. Lease dated September 30, 1994, executed by E.T.
Consultants, Inc., an Oregon corporation, as tenant.


          71. Lease dated December 8, 1994, executed by E.T.
Consultants, Inc., an Oregon corporation, as tenant.


          72. Lease dated July 25, 1987, executed by Eastdil
Realty, Inc., a Delaware corporation, as tenant.


          73. Lease dated November 22, 1994, executed by Artist
Group, Ltd., a general partnership, as tenant.


          74. Lease dated May 5, 1993, executed by Choon Ja
Jeon, an individual, dba A-Level Cleaners. as tenant.


          75. Lease dated June 29, 1984, executed by G. & G.
Industries, Inc., a California corporation, as tenant.


          76. Lease dated December 10, 1993, executed by Eugene
Jo and Young Suk Jo, husband and wife, dba CCN General Store, as tenant.


          77. Lease dated April 1, 1989, executed by William P.
McGarry, an individual, and Robert E. Coffey, an individual, dba
Century Auto Detailing, as lessee.

                        Page 6 of 6